UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

February 27, 2013

____________________________

Ironclad Performance Wear Corporation

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
2201 Park Place, Suite 101 El Segundo, CA 90245 (Address of Principal Executive Offices and zip code)

(310) 643-7800

(Registrant’s telephone
number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 27, 2013, Ironclad Performance Wear Corporation issued a press release regarding its financial results for the fourth quarter and fiscal year ended December 31, 2012. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

In addition, a conference call to discuss the fourth quarter’s and fiscal year end results will be held at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) on February 27, 2013, hosted by Chairman and CEO, Scott Jarus, and Senior Vice President of Finance, Thomas Kreig, followed by a question and answer period. They will be joined by the Registrant’s Founder and Head of Business Development, Ed Jaeger, Vice President of Sales & Marketing, Fred Castro, and Director of Marketing, Shawn Norfolk.

To participate in the conference call, interested parties should dial (877) 941-8416 ten minutes prior to the call. International callers should dial 1+ (480) 629-9808. If you are unable to participate in the live call, a replay will be available from February 27th at 7:30 p.m. Eastern Time through 11:59 p.m. Eastern Time on March 13, 2013. To access the replay, dial (877) 870-5176 (passcode: 4599257). International callers should dial 1+ (858) 384-5517 and use the same passcode.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

The disclosure under Item 2.02 above is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

The following exhibits are filed herewith:

Exhibit Number 99.1	Description Press release entitled “Ironclad Performance Wear Reports Record Fourth Quarter and Fiscal Year 2012 Results.*

* Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: February 27, 2013	By:	/s/ Thomas Kreig
Thomas Kreig
Senior Vice President of Finance